UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2022

BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio	001-08897	06-1119097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4900 E. Dublin-Granville Road, Columbus, Ohio 43081
(Address of principal executive offices) (Zip Code)

(614) 278-6800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares	BIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
                                Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On May 27, 2022, Big Lots, Inc. (“we,” “us,” “our” or “Company”) issued a press release (the “Earnings Press Release”) and conducted a conference call, both of which: (i) reported our unaudited results for the first quarter of fiscal 2022; (ii) provided guidance for the second quarter of fiscal 2022; (iii) directed listeners to an investor presentation published on our website on our results for the first quarter of fiscal 2022 (the “Investor Presentation”); and (iv) provided an update on the status of our quarterly cash dividend program.

Attached as exhibits to this Form 8-K are copies of the Earnings Press Release (Exhibit 99.1), the transcript of our May 27, 2022 conference call (Exhibit 99.2) and the Investor Presentation (Exhibit 99.3), including information concerning forward-looking statements and factors that may affect our future results. The information in Exhibits 99.1, 99.2 and 99.3 is being furnished, not filed, pursuant to Item 2.02 of this Form 8-K. By furnishing the information in this Form 8-K and the attached exhibits, we are making no admission as to the materiality of any information in this Form 8-K or the exhibits.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At our Annual Meeting of Shareholders held on May 24, 2022 (“Annual Meeting”), our shareholders voted on the following proposals, with 3,215,641 broker non-votes for Proposal One and Proposal Two and the remaining votes cast as follows:

•Proposal One. To elect eleven directors to our Board of Directors:

Director	For	Against
Sandra Y. Campos	19,981,605	325,258
James R. Chambers	20,018,478	288,385
Sebastian J. DiGrande	19,786,760	520,103
Marla C. Gottschalk	19,938,282	368,581
Cynthia T. Jamison	18,051,227	2,255,636
Thomas A. Kingsbury	19,362,623	944,240
Christopher J. McCormick	19,975,056	331,807
Kimberley A. Newton	19,789,648	517,215
Nancy A. Reardon	19,766,396	540,467
Wendy L. Schoppert	19,784,876	521,987
Bruce K. Thorn	20,024,651	282,212

•Proposal Two. To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in our 2022 Proxy Statement:

For	19,685,589
Against	445,939
Abstain	175,335

•Proposal Three. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2022:

For	23,012,647
Against	484,267
Abstain	25,590

No other matters were submitted to a vote of our shareholders at the Annual Meeting.

Item 8.01    Other Events.

On May 27, 2022, the Company issued a press release announcing that our Board of Directors declared a quarterly cash dividend on May 24, 2022, for the second quarter of fiscal 2022 of $0.30 per common share payable on June 24, 2022, to shareholders of record as of the close of business on June 10, 2022. This press release is filed herewith as Exhibit 99.4 hereto and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	99.1	Big Lots, Inc. press release on operating results and guidance dated May 27, 2022.

	99.2	Big Lots, Inc. edited conference call transcript dated May 27, 2022.

	99.3	Big Lots, Inc. investor presentation on our results for the first quarter of fiscal 2022 dated May 27, 2022.

	99.4	Big Lots, Inc. press release on dividend declaration dated May 27, 2022.

	104	Cover Page Interactive Data File (formatted as Inline XBRL).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

Date: May 31, 2022	By:	/s/ Ronald A. Robins, Jr.
Ronald A. Robins, Jr.
Executive Vice President, Chief Legal and Governance Officer, General Counsel and Corporate Secretary